UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06525

CALVERT MUNICIPAL FUND, INC.

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Twelve months ended December 31, 2003


Item 1.  Report to Stockholders.

Calvert

Investments that make a difference (registered trademark)

December 31, 2003

Annual Report

Calvert Municipal Fund, Inc.

Calvert Municipal Fund, Inc.

Table of Contents

President's Letter

2

Portfolio Manager Remarks

3

Independent Auditors' Report

9

Statement of Net Assets

10

Statements of Operations

15

Statements of Changes in Net Assets

16

Notes to Financial Statements

18

Financial Highlights

23

Explanation of Financial Tables

25

Director and Officer Information Table

28

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Dear Shareholders:

This past year was unprecedented for the mutual fund industry. Despite the investigations of several mutual fund companies and the examination of corporate business practices, the financial markets and U.S. economy came to a strong close in 2003. Events of the past year have reinforced Calvert's commitment to high standards of corporate responsibility for our investment products.

Looking ahead in 2004, we feel investor confidence is well placed, as prospects for economic growth, evidenced by stronger corporate earnings, job growth, and expanded business operations, appear brighter. Over the last year, the bond indices were up, money market returns were modestly positive, and municipal bond funds continued to provide attractive after-tax yields.

While the Federal Reserve's accommodative stance is a positive backdrop for fixed-income investors, the record budget deficit and the ever-present specter of rising interest rates presents a measure of market uncertainty.

We believe this past year's broad-based market turnaround illustrates once again the value of diversification and a long-term approach to investing. We continue to advise our shareholders to routinely review their portfolios with their financial advisors in light of their risk tolerance, market conditions, and specific financial goals. At Calvert, we believe the key to successful investing is not in trying to predict interest rate movements or asset class returns, but in disciplined, regular saving, diversifying adequately, and maintaining an appropriate long-term strategy.

Thank you for your continued business. Calvert will continue to work diligently to earn and retain your confidence. We look forward to working with you in the year ahead.

Sincerely,

/s/ Barbara J. Krumsiek

President and CEO

January 2004

Portfolio Managers

Thomas A. Dailey*

*(see p. 27)

Gary Miller

Dan Hayes

Fund Information asset allocation intermediate tax-exempt bonds NASDAQ symbol National CINMX CUSIP number National 131616-20-3

Calvert National Municipal Intermediate Portfolio

Performance

The Portfolio returned 4.21% for the year, compared to the 5.70% return of the Lehman Municipal 10 Year Bond Index. The Fund outperformed its Lipper category, the Lipper Intermediate Municipal Debt Funds Average, which returned 4.01%. This means the Fund outperformed 60% of funds in its category and is consistent with performance for the three- and five-year periods ended December 31, 2003.

Investment Climate

Despite war and other worries, the U.S. economy was poised to grow faster than expected at the end of 2003. We believe that economic growth in 2004 should be stronger than the half-century average of 3.3%,  but our optimism is tempered by caution. Businesses are now more aggressive in capital spending, an important development, but that has not yet translated into robust labor market growth. The current unemployment rate of 5.7% is only slightly lower than the 6.0% rate at the end of 2002. In 2003, consumer spending abated, but it was still relatively strong. Core consumer inflation has not hovered around the 1% level since the mid-1960s. The trend in price disinflation and concern about a weak labor market, world events, and post-bubble drag led the Federal Reserve to reduce its target interest rate by a quarter point in June. The Fed Funds target interest rate now sits at 1%, a level not consistently seen since the mid-1950s.

Fund Strategy

For 2003

As the year began, the Portfolio's duration was similar to that of its peer group and the passive benchmark. As the economy showed signs of staggered growth and interest rates began to fall in the second quarter of the year, we lengthened our duration. This strategy provided good performance in the first half of the year, but as the economy strengthened in the third quarter, interest rates rose abruptly, causing the Portfolio to underperform its benchmarks in the second half of 2003. During the fourth quarter, we shortened our duration to 5.1 years.

comparative Investment Performance (Total Return)

(as of 12.31.03)

	National	Lipper	Lehman
	Municipal	Intermediate	Muni.
	Intermediate	Muni. Debt	10-Year Bond
	Fund	Funds Avg.	Index TR
6 month	0.53%	0.99%	1.24%
1 year	4.21%	4.01%	5.70%
5 year*	5.03%	4.86%	5.91%
10 year*	5.40%	5.07%	6.13%

Comparative investment performance does not reflect the deduction of any front-end sales charge.

TR represents total return. Source: Lipper Analytical Services, Inc.

* Average annual return

With regard to credit quality, the Portfolio still has approximately 76% of assets invested in AAA-rated securities. The Portfolio is well diversified in various sectors with Transportation, Health and Hospital, Public Improvements, and Tax Obligation bonds as the leading components.

Going Forward

In 2004, we expect that interest rates will rise in an orderly manner with low inflation and, at this time, no sign of a shift in the Federal Reserve Board's monetary policy. The unknown factor for the year is when rates will rise and to what extent. This interest-rate-cycle period should be less volatile than in the past two bear interest-rate cycles, in 1994 and 1999. We will maintain a shorter duration in the Portfolio and continue to seek high-quality bonds, focusing on higher-coupon bonds that should outperform in a rising interest rate environment.

Outlook

The year 2004 presents investors with some uncertainty. U.S. fiscal and monetary policies remain quite stimulative and should support the economy throughout the year. However, in doing so, they will make it difficult to get a solid read on the underlying real economy. There are strong countervailing forces at play on interest rates. The trend in slower price growth and the reality of excess capacity are key reasons the Fed has stated it can maintain an accommodative monetary policy for the foreseeable future. This would be very conducive to steady, low interest rates for much of the year.

Portfolio

statistics

weighted

average maturity

National Intermediate

12.31.03         7 years

12.31.02         8 years

effective duration

National Intermediate

12.31.03           5.05 years

12.31.02         6.00 years

monthly

dividend yield

National Intermediate

12.31.03         2.57%

12.31.02         3.28%

30 day SEC yield

National Intermediate

12.31.03         2.84%

12.31.02         3.02%

Growth of a hypothetical $10,000 investment

The average annual total returns below and in the line graph assume reinvestment of dividends and reflect the deduction of Portfolio's maximum front-end sales charge of 2.75%. No sales charge has been applied to the indices used for comparison. Past performance is no guarantee of future returns. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or the redemption of Portfolio shares. Source: Lipper Analytical Services, Inc.

National Intermediate

average annual

total return

as of 12.31.03
1 year	1.46%
5 year	4.44%
10 year	5.11%

Yet bearish forces lurk. Current Administration fiscal policy has captured the attention of deficit-sensitive bond investors. The U.S. Treasury will have to auction record amounts of new bills and notes in 2004.  Foreign investors have been financing the record U.S. current-account deficit, but the steady decline in the dollar has discouraged foreign private-sector bond buyers. The government of Japan, through record attempts to weaken the yen, is now a massive buyer of U.S. government bonds, as a result helping to keep all U.S. interest rates low. We must watch carefully to see if Japan continues to intervene heavily in the currency market, thereby supporting U.S. interest rates. In addition, bond investors will be concerned if they start to perceive the Fed as clay-footed in responding to any steady increase in core inflation rates.

We believe municipal credit quality should improve as the economy grows. In this year of uncertainty in bonds, volatility is likely, and market interest rates may tend to rise. As a result, we recommend investors favor municipal bond investments with less interest rate risk and maintain a diversified portfolio.

January 2004

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2003, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

Portfolio Managers

Thomas A. Dailey*

*(see p. 27)

Gary Miller

Dan Hayes

Fund Information asset allocation short-intermediate tax-exempt bonds NASDAQ symbol California CCIMX CUSIP number California 131616-10-4

Calvert California Limited-Term Municipal Portfolio

(formerly Calvert California Municipal Intermediate Portfolio)

Performance

As we believe you are aware, the Portfolio's investment policy regarding its average dollar-weighted maturity has been changed. Effective December 31, 2003, the Portfolio became a short-duration fund with an average dollar-weighted maturity typically ranging up to three years.1 We believe this modification in strategy will position the portfolio more favorably as interest rates rise, since historically, short-term bond funds have reacted less to rising interest rates than have long-term bond funds. Portfolio performance reflects changes implemented in the fourth quarter of 2003 to become compliant with the new investment strategy. As part of the restructuring, the Portfolio changed its passive benchmark to the Lehman 3-Year Municipal Bond Index and the Lehman 1-Year Municipal Bond Index.

For 2003, the Portfolio returned 1.61%, compared to the Lehman Municipal 10 Year Bond Index return of 5.70% and to 3.42% for the Lipper California Intermediate  Municipal category. Much of the Fund's underperformance came in the final quarter of 2003 as changes in portfolio holdings were made to reflect the Portfolio's modified investment strategy.

Investment Climate

California continues to experience revenue shortfalls and budget deficits. Fiscal uncertainty and political changes in the state can be expected to make for an interesting 2004. The major issue for the state is how to close an approximate $14 billion fiscal budget deficit. California voters will be deciding in March on a ballot proposal that plans to issue $15 billion in long-term deficit financing bonds.

The state's fiscal situation has caused pressure on California municipal bond prices and widened interest rate spreads for California bonds. In 2003, the state was the largest municipal bond issuer in the U.S., and expectations for 2004 lean toward a moderately increased bond supply.

1Effective December 31, 2003, the Portfolio's name was changed to Calvert California Limited-Term Municipal Portfolio. The Portfolio will maintain an average dollar-weighted maturity of three years or less (previously three to 10 years) and its duration will typically range between zero and three years.

Fund Strategy

The Portfolio seeks to earn the highest level of interest income exempt from federal and California state income taxes that is consistent with prudent investment management, credit risk, preservation of capital, and the quality and maturity characteristics of the Portfolio. We expect to maintain an average maturity of three years or less. At December 31, 2003, the Portfolio's duration was 1.51 years.  By maintaining a short average maturity for the Portfolio, we hope to limit net-asset-value volatility in all interest rate environments. This Portfolio's investment strategy will be similar to that of Calvert's flagship Calvert Tax-Free Reserves Limited-Term Portfolio. We will strive to maximize current income while maintaining a well-diversified, high-quality investment portfolio.

comparative Investment Performance (Total Return)

(as of 12.31.03)

	California	Lehman	Lehman	Lehman	Lipper CA Short-	Lipper CA
	Limited-Term	3-Year	1-Year	Muni.	Intermediate	Intermediate
	Municipal	Municipal Bond	Municipal Bond	10-Year Bond	Debt Funds	Muni. Debt
	Fund	Index TR	Index TR	Index TR	Average	Funds Avg.
6 month	-0.97%	0.93%	1.31%	1.24%	0.77%	1.14%
1 year	1.61%	2.68%	1.72%	5.70%	2.48%	3.42%
5 year*	4.20%	4.82%	3.91%	5.91%	3.99%	4.81%
10 year*	4.60%	4.86%	4.19%	6.13%	4.28%	4.87%

Comparative investment performance does not reflect the deduction of any front-end sales charge.

TR represents total return. Source: Lipper Analytical Services, Inc.

* Average annual return

Growth of a hypothetical $10,000 investment

Average annual total returns below and in the line graph assume reinvestment of dividends and reflect the deduction of Portfolio's maximum front-end sales charge of 2.75%. (Effective December 31, 2003, the Portfolio reduced its sales charge from 2.75% to 1.00%) No sales charge has been applied to the indices used for comparison. Past performance is no guarantee of future returns. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Portfolio's distributions or the redemption of Portfolio shares. Source: Lipper Analytical Services, Inc. The Portfolio changed its benchmarks in December 2003 to those more closely correlated with its shorter duration investment strategy.

California Limited-Term

average annual

total return

as of 12.31.03
1 year	-1.15%
5 year	3.62%
10 year	4.31%

Outlook

The year 2004 presents investors with some uncertainty. U.S. fiscal and monetary policies remain quite stimulative and, we believe, should support the economy throughout the year. However, in doing so, they will make it difficult to get a solid read on the underlying real economy. There are strong countervailing forces at play on interest rates. The trend in slower price growth and the reality of excess capacity are key reasons the Fed has stated it can maintain an accommodative monetary policy for the foreseeable future. This would be very conducive to steady, low interest rates for much of the year.

Yet bearish forces lurk. Current Administration fiscal policy has captured the attention of deficit-sensitive bond investors. The U.S. Treasury will have to auction record amounts of new bills and notes in 2004.  Foreign investors have been financing the record U.S. current-account deficit, but the steady decline in the dollar has discouraged foreign private-sector bond buyers. The government of Japan, through record attempts to weaken the yen, is now a massive buyer of U.S. government bonds, as a result helping to keep all U.S. interest rates low. We must watch carefully to see if Japan continues to intervene heavily in the currency market, thereby supporting U.S. interest rates. In addition, bond investors will be concerned if they start to perceive the Fed as clay-footed in responding to any steady increase in core inflation rates.

We believe municipal credit quality should improve as the economy grows. In this year of uncertainty in bonds, volatility is likely, and market interest rates may tend to rise. As a result, we recommend investors favor municipal bond investments with less interest rate risk and maintain a diversified portfolio.

January, 2004

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2003, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

Portfolio

statistics

weighted

average maturity

California Limited-Term

12.31.03         2 years

12.31.02         7 years

effective duration

California Limited-Term

12.31.03         1.51 years

12.31.02         5.00 years

monthly

dividend yield

California Limited-Term

12.31.03         1.39%

12.31.02         2.97%

30 day SEC yield

California Limited-Term

12.31.03         1.46%

12.31.02         2.33%

Independent Auditors' Report

The Board of Directors and

Shareholders of Calvert Municipal Fund, Inc.:

We have audited the accompanying statements of net assets of the National Municipal Intermediate Portfolio and California Limited-Term Municipal Portfolio (formerly California Municipal Intermediate Portfolio) each a series of Calvert Municipal Fund, Inc., (the "Funds"), as of December 31, 2003, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the years ended December 31, 2001 and 2000, were audited by other auditors who have ceased operations.  Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 15, 2002.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the National Municipal Intermediate Portfolio and California Limited-Term Municipal Portfolio, as of December 31, 2003, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Philadelphia, Pennsylvania

February 18, 2004

NATIONAL PORTFOLIO

Statement of Net Assets

December 31, 2003

	Principal
Municipal Obligations - 98.3%	Amount	Value
Alaska - 2.6%
State Industrial Development & Export Authority Revenue Bonds,
5.70%, 4/1/11	$2,000,000	$2,220,680

Arizona - 1.3%
Phoenix Civic Improvement Corp. Airport Revenue Bonds,
5.75%, 7/1/14	1,000,000	1,124,290

Arkansas - 1.2%
Greene County Sales & Use Tax Revenue Bonds, 4.75%, 6/1/11	890,000	985,310

California - 2.9%
Golden State Tobacco Securitization Corp. Tobacco Settlement
Revenue Bonds, 5.25%, 6/1/15	1,000,000	1,019,780
Metropolitan Water District of Southern California Revenue
VRDN, 1.25%, 7/1/36	450,000	450,000
State GO Bonds, 1.65%, 5/1/33	1,000,000	1,000,000

Colorado - 6.4%
Denver City & County Airport Revenue Bonds, 6.00%, 11/15/12	3,000,000	3,387,210
Plaza Metropolitan District Number 1 Revenue Bonds,
7.375%, 12/1/13	2,000,000	2,013,780

Florida - 3.6%
Dade County Education Facilities Authority Revenue Bonds,
6.00%, 4/1/08	1,000,000	1,146,770
Dade County Aviation Revenue Bonds, 5.375%, 10/1/09	1,685,000	1,863,711

Georgia - 4.0%
Albany-Dougherty County Hospital Authority Revenue Anticipation
Bonds, 1.31%, 9/1/32	1,050,000	1,050,000
George L Smith II Congress Center Authority Revenue Bonds,
6.00%, 7/1/09	2,000,000	2,306,520

Illinois - 2.0%
Chicago GO Bonds, 6.25%, 11/15/13	1,500,000	1,708,860

Maryland - 1.2%
Cambridge Economic Development Authority Revenue Bonds,
7.25%, 4/1/04	350,000	350,291
Cecil County Health Department COPs, 7.875%, 7/1/14	355,000	359,150
State Community Development Administration Revenue Bonds,
5.05%, 4/1/08	300,000	314,475

Massachusetts - 1.7%
State Educational Financing Authority Revenue Bonds,
4.875%, 1/1/11	1,370,000	1,430,253
Michigan - 2.5%
Detroit Convention Facility Revenue Bonds, 5.00%, 9/30/10	$1,000,000	$1,117,970
Oakland County Economic Development Corp. LO Revenue Bonds,
6.375%, 11/1/14	500,000	522,095
State Higher Education Facilities Authority Revenue Bonds,
7.00%, 11/1/05	420,000	446,086

Missouri - 9.0%
St. Louis Airport Revenue Bonds:
5.50%, 7/1/09	3,710,000	4,207,214
5.50%, 7/1/10	1,000,000	1,122,790
St. Louis County Convention & Sports Facility Revenue Bonds,
5.25%, 8/15/10	2,000,000	2,277,640

New Jersey - 5.7%
State Transportation Authority Revenue Bonds:
6.50%, 6/15/11 (Series B, Prerefunded)	745,000	915,121
6.50%, 6/15/11 (Series B, Unrefunded Balance)	1,255,000	1,532,870
State Turnpike Authority Revenue Bonds, 6.00%, 1/1/13	2,000,000	2,395,120

New York - 10.1%
New York City GO Bonds:
5.75%, 8/1/11	1,660,000	1,917,449
5.35%, 8/1/12	1,000,000	1,112,510
State Local Government Assistance Corp. Revenue Bonds,
6.00%, 4/1/14	1,000,000	1,193,710
State Thruway Authority Service Contract Revenue Bonds:
5.25%, 4/1/10	2,595,000	2,888,443
5.50%, 4/1/14	1,100,000	1,238,765
Westchester County IDA Civic Facility Revenue Bonds,
6.25%, 4/1/05	145,000	149,340

Oklahoma - 3.7%
State Industries Authority Revenue Bonds, 5.50%, 8/15/09	2,760,000	3,135,388

Pennsylvania - 11.0%
Allegheny County Airport Authority Revenue Bonds:
5.75%, 1/1/09	2,200,000	2,453,022
6.00%, 1/1/13	1,435,000	1,594,012
Allegheny County Higher Education Building Authority Revenue
Bonds, 6.00%, 2/15/08	230,000	245,336
Ridley Park Hospital Authority Revenue Bonds, 6.00%, 12/1/13	1,000,000	1,165,130
South Wayne County Water & Sewer Authority Revenue Bonds:
5.95%, 10/15/10	670,000	776,899
5.95%, 10/15/11	730,000	847,727
5.95%, 10/15/12	285,000	332,350
York County Solid Waste & Refuse Authority Revenue Bonds,
5.50%, 12/1/12	1,655,000	1,915,795

Puerto Rico - 4.9%
Commonwealth GO Bonds, 5.50%, 7/1/14	$2,500,000	$2,933,775
Commonwealth Highway & Transportation Authority
Revenue Bonds, 6.25%, 7/1/13	1,000,000	1,230,640

South Carolina - 5.7%
Charleston County Resource Recovery Revenue Bonds, 5.25%, 1/1/10	2,415,000	2,679,153
Greenville Hospital System Facilities Revenue Bonds, 5.25%, 5/1/14	1,000,000	1,113,820
State Jobs-Economic Development Authority Health Revenue Bonds,
6.50%, 10/1/04	1,000,000	994,690

Tennessee - 3.2%
Knox County Health Educational & Housing Facilities
Revenue Bonds, 7.25%, 1/1/09	1,250,000	1,506,887
Memphis-Shelby County Airport Authority Revenue Bonds,
6.25%, 2/15/09	1,000,000	1,156,550

Texas - 11.1%
Amarillo Health Facilities Corp. Revenue Bonds, 5.50%, 1/1/12	2,710,000	3,077,259
Bexar County State Revenue Bonds, 5.75%, 8/15/11	2,000,000	2,304,420
Houston Hotel Occupancy Tax & Special Revenue Bonds,
5.75%, 9/1/12	2,100,000	2,425,899
North Forest Independent School District GO Bonds, 6.25%, 8/15/16	1,500,000	1,612,725

Virginia - 2.0%
Chesterfield County IDA Pollution Control Revenue Bonds,
5.875%, 6/1/17	750,000	812,902
Pocahontas Parkway Association Revenue Bonds, Zero Coupon, 8/15/06	1,150,000	913,974

Washington - 1.4%
Skagit County Public Hospital District No. 1 Revenue Bonds,
5.75%, 12/1/11	1,050,000	1,203,331

West Virginia - 1.1%
State Economic Development Authority Commercial Revenue Bonds,
8.00%, 4/1/25	1,000,000	943,350

Total Investments (Cost $78,470,474) - 98.3%		83,143,237
Other assets and liabilities, net - 0.7%		1,464,753
Net Assets - 100%		$84,607,990

Net Assets Consist of:
Paid-in capital applicable to 7,615,887 outstanding Class A shares of common stock; $0.01 par value, 250,000,000
Class A shares authorized		$79,904,057
Undistributed net investment income		29,122
Accumulated net realized gain (loss) on investments		2,048
Net unrealized appreciation (depreciation) on investments		4,672,763

Net Assets		$84,607,990

Net Asset Value per Share		$11.11

See notes to financial statements.

CALIFORNIA PORTFOLIO

Statement of Net Assets

December 31, 2003

	Principal
Municipal Obligations - 96.7%	Amount	Value
California - 91.9%
Alameda-Contra Costa Schools Financing Authorities Adjustable
COPs, 1.25%, 8/1/24	$1,250,000	$1,250,000
Alameda County IDA Revenue VRDN, 1.55%, 3/1/28	1,000,000	1,000,000
Alvord Unified School District Adjustable COPs, 1.20%, 6/1/28	900,000	900,000
Gardena Financing Agency Revenue VRDN, 4.55%, 9/1/11	1,020,000	1,020,000
Golden State Tobacco Securitization Corp. Tobacco Settlement
Revenue Bonds, 5.25%, 6/1/15	700,000	713,846
Los Angeles Communities Redevelopment Agency MFH Revenue
VRDN, 1.28%, 12/1/05	1,100,000	1,100,000
Los Angeles County Housing Authority MFH Revenue VRDN,
1.20%, 12/1/07	1,100,000	1,100,000
Los Angeles MFH Revenue Bonds, 5.85%, 12/1/27
(Mandatory Put 12/1/07 at 100)	970,000	1,035,475
Los Angeles Regional Airports Improvements Corp. Facilities
Sublease Revenue VRDN, 1.19%, 12/1/25	900,000	900,000
Metropolitan Water District of Southern California Revenue
VRDN, 1.25%, 7/1/36	700,000	700,000
Oakland Joint Powers Financing Authority Lease Revenue VRDN,
1.20%, 8/1/21	1,250,000	1,250,000
Sacramento COPs, 6.50%, 1/1/04	113,244	113,244
San Bernardino County Medical Center Financing Project
Adjustable COPs, 1.11%, 8/1/26	1,250,000	1,250,000
San Francisco City & County Redevelopment Agency MFH
Revenue VRDN, 1.10%, 10/1/10	1,000,000	1,000,000
San Jose MFH Revenue VRDN, 1.15%, 4/15/36	600,000	600,000
Southern California Rapid Transit District Special Assessment
Bonds, 5.90%, 9/1/07	1,000,000	1,141,150
State Department of Water Resources Revenue Bonds:
5.50%, 5/1/08	1,325,000	1,467,133
6.00%, 12/1/10	1,000,000	1,197,640
State Variable Rate GO Bonds, 1.65%, 5/1/33	1,000,000	1,000,000
State HFA Revenue VRDN, 1.19%, 2/1/33	800,000	800,000
State IDA Revenue VRDN, 1.22%, 3/1/23	600,000	600,000
State Public Works Lease Revenue Bonds, 5.00%, 6/1/07	1,000,000	1,074,670
Statewide Communities Development Authority Revenue
COPs, 6.00%, 6/1/08	1,000,000	1,152,520

Other - 4.8%
Puerto Rico Commonwealth GO Bonds, 5.50%, 7/1/12	$1,000,000	$1,167,960

Total Municipal Obligations (Cost $26,878,086)		23,533,638

TOTAL INVESTMENTS (Cost $23,132,945) - 96.7%		23,533,638
Other assets and liabilities, net - 3.3%		801,639
Net Assets - 100%		$24,335,277

Net Assets Consist of:
Paid-in capital applicable to 2,324,475 outstanding Class A shares of common stock, $0.01 par value with 250,000,000
Class A shares authorized		$23,931,445
Undistributed net investment income		3,139
Net unrealized appreciation (depreciation) on investments		400,693

Net Assets		$24,335,277

Net Asset Value Per Share		$10.47

Abbreviations:
COPs : Certificates of Participation	LO: Limited Obligation
GO: General Obligation	MFH: Multi-Family Housing
HFA: Housing Finance Authority	VRDN: Variable Rate Demand Notes
IDA: Industrial Development Authority

See notes to financial statements.

Statements of Operations

Year Ended December 31, 2003

	National	California
Net Investment Income	Portfolio	Portfolio
Investment Income:
Interest income	$3,822,647	$1,083,578

Expenses:
Investment advisory fee	526,236	169,904
Transfer agency fees and expenses	86,912	20,810
Accounting fees	26,373	13,183
Directors' fees and expenses	6,262	1,806
Administrative fees	87,709	28,299
Custodian fees	21,201	10,648
Registration fees	24,305	2,406
Reports to shareholders	20,147	8,530
Professional fees	18,748	15,326
Miscellaneous	3,775	1,843
Total expenses	821,668	272,755
Fees waived	(8,832)	(7,520)
Fees paid indirectly	(2,782)	(2,296)
Net expenses	810,054	262,939

Net Investment Income	3,012,593	820,639

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on investments	529,399	1,402,435
Change in unrealized appreciation (depreciation)	(39,139)	(1,795,870)

Net Realized and Unrealized
Gain (Loss) on Investments	490,260	(393,435)

Increase (Decrease) in Net Assets
Resulting from Operations	$3,502,853	$427,204

See notes to financial statements.

National Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2003	2002
Operations:
Net investment income	$3,012,593	$3,089,915
Net realized gain (loss)	529,399	711,658
Change in unrealized appreciation or (depreciation)	(39,139)	3,722,477

Increase (Decrease) in Net Assets
Resulting from Operations	3,502,853	7,524,050

Distributions to shareholders from:
Net investment income	(2,991,939)	(3,100,434)
Net realized gain	(529,907)	(637,393)
Total distributions	(3,521,846)	(3,737,827)

Capital share transactions:
Shares sold	18,883,276	24,279,560
Reinvestment of distributions	3,117,328	3,231,807
Shares redeemed	(22,737,496)	(23,257,077)
Total capital share transactions	(736,892)	4,254,290

Total Increase (Decrease) in Net Assets	(755,885)	8,040,513

Net Assets
Beginning of year	85,363,875	77,323,362
End of year (including undistributed net investment income
of $29,122 and $11,024, respectively)	$84,607,990	$85,363,875

Capital Share Activity
Shares sold	1,693,484	2,214,402
Reinvestment of distributions	281,003	296,394
Shares redeemed	(2,052,473)	(2,125,938)
Total capital share activity	(77,986)	384,858

See notes to financial statements.

California Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2003	2002
Operations:
Net investment income	$820,639	$988,840
Net realized gain (loss)	1,402,435	266,384
Change in unrealized appreciation or (depreciation)	(1,795,870)	1,115,621

Increase (Decrease) in Net Assets
Resulting from Operations	427,204	2,370,845

Distributions to shareholders from:
Net investment income	(831,545)	(995,200)
Net realized gain	(1,114,511)	--
Total distributions	(1,946,056)	(995,200)

Capital share transactions:
Shares sold	3,129,520	4,311,477
Reinvestment of distributions	1,488,280	729,125
Shares redeemed	(8,885,157)	(4,265,799)
Total capital share transactions	(4,267,357)	774,803

Total Increase (Decrease) in Net Assets	(5,786,209)	2,150,448

Net Assets
Beginning of year	30,121,486	27,971,038
End of year (including undistributed net investment
income of $3,139 and $14,128, respectively)	$24,335,277	$30,121,486

Capital Share Activity
Shares sold	283,063	393,893
Reinvestment of distributions	139,445	67,055
Shares redeemed	(805,593)	(392,417)
Total capital share activity	(383,085)	68,531

See notes to financial statements.

Notes To Financial Statements

Note A -- Significant Accounting Policies

General:  The Calvert Municipal Fund, Inc. is comprised of a municipal intermediate portfolio (National) and a municipal short-term portfolio (California). Each of the Portfolios, collectively the "Fund," is registered under the Investment Company Act of 1940 as a non-diversified open-end management investment company. The operations of each Portfolio are accounted for separately. Class A shares are sold with a maximum front-end sales charge of 2.75% and 1.00% for National and California, respectively.

During 2003, the Board of Directors ("Board") approved the conversion of the Calvert California Municipal Intermediate Portfolio from an intermediate-term California municipal portfolio to a short-term California municipal portfolio.  In this regard, the Board approved a resolution to change the average dollar-weighted maturity of the Portfolio from between three and ten years to three years or less.  The transition to the shortened average dollar-weighted maturity was to be completed by December 31, 2003.  Effective December 31, 2003, the name of the Portfolio changed to the Calvert California Limited-Term Municipal Portfolio.  Also effective December 31, 2003, the Portfolio reduced the maximum front-end sales charge from 2.75% to 1.00% and the Advisor agreed to limit net annual fund operating expenses to .90% through December 31, 2004.

Security Valuation:  Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Short-term notes are stated at amortized cost, which approximates fair value. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Other securities for which market quotations are not available or deemed inappropriate are valued at fair value under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At December 31, 2003, no securities were fair valued.

Security Transactions and Investment Income:  Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis.

Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium.

Distributions to Shareholders:  Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements:  The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes:  No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company (collectively, "Ameritas Acacia"). The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Directors of the Fund. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets of each Portfolio: .60% on the first $500 million, .50% on the next $500 million and .40% on the excess of $1 billion. Under the terms of the agreement, $57,478 and $17,815 were payable at year end for the National and California Portfolios, respectively.

Effective December 31, 2003, for California, the Advisor has contractually agreed to limit net annual portfolio operating expenses through December 31, 2004. The contractual expense cap is 0.90%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, extraordinary expenses and capital items.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .10% of the average daily net assets of each Portfolio. Under the terms of the agreement, $6,675 and $1,590 were payable at year end for the National and California Portfolios, respectively.

Calvert Distributors, Inc. ("CDI"), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by the Fund, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed an annual rate of average daily net assets of .25% for each Portfolio. The Distributor currently does not charge any Distribution Plan expenses. For the year ended December 31, 2003, CDI received $22,429 and $8,180 as its portion of commissions charged on sales of the National and California Portfolios, respectively.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $7,568 and $2,621 for the year ended December 31, 2003 for the National and California Portfolios, respectively. Under the terms of the agreement, $650 and $206 were payable at year end for the National and California Portfolios, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $25,000 plus $1,500 for each Board and Committee meeting attended. Director fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:

	National	California
Purchases	$43,421,585	$21,935,512
Sales	46,658,080	36,702,435

The cost of investments owned at December 31, 2003 for federal income tax purposes for each Portfolio are shown in the table below. The table below presents the components of net unrealized appreciation (depreciation) as of December 31, 2003.

		Net Unrealized
	Federal Tax	Appreciation	Unrealized	Unrealized
	Cost	(Depreciation)	Appreciation	(Depreciation)
National	$78,446,657	$4,696,580	$4,745,596	($49,016)

California	23,132,811	400,827	401,169	(342)

National Portfolio intends to elect to defer post-October losses of $511 to the fiscal year ending December 31, 2004. Such losses, if unutilized, will expire in 2012.

The tax character of dividends and distributions paid during the years ended December 31, 2003 and December 31, 2002 were as follows:

National
	2003	2002
Distributions paid from:
Tax-exempt income	$2,991,939	$3,091,570
Ordinary income	--	86,870
Long-term capital gain	529,907	559,387
Total	$3,521,846	$3,737,827
California
	2003	2002
Distributions paid from:
Tax-exempt income	$831,628	$981,577
Ordinary income	--	13,623
Long-term capital gain	1,114,428	0
Total	$1,946,056	$995,200

As of December 31, 2003, the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

	National	California
Undistributed tax-exempt income	$5,305	$3,005
Undistributed long-term capital gain	2,559	--
Unrealized appreciation (depreciation)	4,696,580	400,827
Total	$4,704,444	$403,832

Reclassifications have been made to the Portfolio's components of net assets to reflect income and gains for distribution (or available capital loss carryforwards, as applicable) under income tax law and regulations. The primary permanent differences causing such reclassifications are due to the treatment of market discount for federal tax purposes and the redesignation of dividends.

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statements of net assets are due to market discounts.

The Portfolios may sell or purchase securities from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the Investment Company Act of 1940. For the year ended December 31, 2003, purchases and sales transactions were:

	National	California
Purchases	$15,605,000	$18,930,000
Sales	21,625,000	9,025,000

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Portfolios had no loans outstanding pursuant to this line of credit at December 31, 2003.

For the year ended December 31, 2003 borrowings by the Portfolios under the agreement were as follows:

		Weighted		Month of
	Average	Average	Maximum	Maximum
	Daily	Interest	Amount	Amount
Portfolio	Balance	Rate	Borrowed	Borrowed
National	$25,209	1.61%	$1,269,339	July 2003
California	13,259	1.63%	1,268,819	July 2003

Note E -- Subsequent Event

Effective February 1, 2004, the Portfolios will impose a 2% redemption fee on redemptions, including exchanges, made within the same Fund (within 30 days for National and within 5 days for California). The redemption fee is paid to the Fund, and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Tax Information (Unaudited)

California Limited-Term Portfolio designates $1,114,428 as 15%-rate capital gain dividends paid during fiscal year ended December 31, 2003.  This Portfolio also designates $831,628 as exempt-interest dividends paid during fiscal year ended December 31, 2003.

National Portfolio designates $319,939 as 15%-rate capital gain dividends paid and $209,968 as 20%-rate capital gain dividends paid during fiscal year ended December 31, 2003.  This Portfolio also designates $2,991,939 as exempt-interest dividends paid during the fiscal year ended December 31, 2003.

National Portfolio

Financial Highlights

		Years Ended
		December 31,	December 31,
Class A Shares		2003	2002
Net asset value, beginning		$11.10	$10.58
Income from investment operations
Net investment income		.38	.42
Net realized and unrealized gain (loss)		.08	.60
Total from investment operations		.46	1.02
Distributions from
Net investment income		(.38)	(.42)
Net realized gains		(.07)	(.08)
Total distributions		(.45)	(.50)
Total increase (decrease) in net asset value		.01	.52
Net asset value, ending		$11.11	$11.10

Total return *		4.21%	9.90%
Ratios to average net assets:
Net investment income		3.43%	3.86%
Total expenses		.94%	.92%
Expenses before offsets		.93%	.91%
Net expenses		.92%	.90%
Portfolio turnover		52%	71%
Net assets, ending (in thousands)		$84,608	$85,364

		Years Ended
	December 31,	December 31,	December 31,
Class A Shares	2001	2000	1999
Net asset value, beginning	$10.64	$10.12	$10.82
Income from investment operations
Net investment income	.45	.46	.43
Net realized and unrealized gain (loss)	(.06)	.52	(.64)
Total from investment operations	.39	.98	(.21)
Distributions from
Net investment income	(.45)	(.46)	(.43)
Net realized gains	--	--	(.06)
Total distributions	(.45)	(.46)	(.49)
Total increase (decrease) in net asset value	(.06)	.52	(.70)
Net asset value, ending	$10.58	$10.64	$10.12

Total return *	3.65%	9.91%	(2.01%)
Ratios to average net assets:
Net investment income	4.15%	4.47%	4.12%
Total expenses	.91%	.95%	.93%
Expenses before offsets	.91%	.95%	.93%
Net expenses	.90%	.89%	.90%
Portfolio turnover	43%	32%	38%
Net assets, ending (in thousands)	$77,323	$72,104	$58,093

California Portfolio

Financial Highlights

		Years Ended
		December 31,	December 31,
Class A Shares		2003	2002
Net asset value, beginning		$11.12	$10.60
Income from investment operations
Net investment income		.32	.38
Net realized and unrealized gain (loss)		(.14)	.52
Total from investment operations		.18	.90
Distributions from
Net investment income		(.33)	(.38)
Net realized gain		(.50)	--
Total distributions		(.83)	(.38)
Total increase (decrease) in net asset value		(.65)	.52
Net asset value, ending		$10.47	$11.12

Total return *		1.61%	8.63%
Ratios to average net assets:
Net investment income		2.90%	3.47%
Total expenses		.96%	.95%
Expenses before offsets		.94%	.93%
Net expenses		.93%	.91%
Portfolio turnover		98%	30%
Net assets, ending (in thousands)		$24,335	$30,121

		Years Ended
	December 31,	December 31,	December 31,
Class A Shares	2001	2000	1999
Net asset value, beginning	$10.68	$10.13	$10.74
Income from investment operations
Net investment income	.40	.43	.43
Net realized and unrealized gain (loss)	(.08)	.55	(.61)
Total from investment operations	.32	.98	(.18)
Distributions from
Net investment income	(.40)	(.43)	(.43)
Total increase (decrease) in net asset value	(.08)	.55	(.61)
Net asset value, ending	$10.60	$10.68	$10.13

Total return *	3.04%	9.88%	(1.73%)
Ratios to average net assets:
Net investment income	3.74%	4.14%	4.07%
Total expenses	.92%	.92%	.91%
Expenses before offsets	.92%	.92%	.91%
Net expenses	.89%	.87%	.89%
Portfolio turnover	10%	4%	11%
Net assets, ending (in thousands)	$27,971	$27,592	$30,385

*           Total return does not reflect deduction of Class A front-end sales charge.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

SENIOR PORTFOLIO MANAGER INFORMATION TABLE

Name: Thomas A. Dailey

Position: Vice President, Tax Exempt and Money Market Division for Calvert Asset Management Company, Inc. (CAMCO)

Portfolio Responsibilities: Mr. Dailey is the senior member of the Tax Exempt and Money Market Division. He manages several of Calvert's award-winning money market portfolios and oversees the implementation of CAMCO's money market investment strategy. Mr. Dailey received a BS in Finance and Administration/Management from LaRoche College and has 10 years of experience in the financial services industry.

Director and officer Information Table

# of Calvert

Position

Position

Portfolios

Other

Name &

with

Start

Principal Occupation

Overseen

Directorships

Date of Birth

Fund

Date

During Last 5 Years

(Not   Applicable   to  Officers)

RICHARD L. BAIRD, JR. DOB: 05/09/48	Trustee	1976	President and CEO of the Family Health Council, Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services.	17
FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Trustee	1982	Attorney with Schiller & Pittenger, P.C. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.	27
DOUGLAS E. FELDMAN, M.D. DOB: 05/23/48	Trustee	1982	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	11
PETER W. GAVIAN, CFA, ASA DOB: 12/08/32	Trustee	1980	Since 1976, President of Corporate Finance of Washington, Inc., a business appraisal firm. He is a Chartered Financial Analyst and an Accredited senior appraiser (business evaluation).	11
JOHN GUFFEY, JR. DOB: 05/15/48	Trustee	1976	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm.	19	Ariel Funds Calvert Foundation Calvert Ventures, LLC

M. CHARITO KRUVANT

DOB: 12/08/45	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	27	Acacia Federal Savings Bank

ARTHUR J. PUGH

DOB: 09/24/37	Trustee	1982	Retired executive.	27	Acacia Federal Savings Bank
BARBARA J. KRUMSIEK DOB: 08/09/52

(interested Trustee)

	Trustee & President	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	36	Calvert Foundation

DAVID R. ROCHAT

DOB: 10/07/37 (interested Trustee)	Trustee & Senior Vice President	1980	Executive Vice President of Calvert Asset Management Company, Inc. and Director and President of Chelsea Securities, Inc.	11	Government Scientific Source, Inc. Chelsea Securities, Inc.
D. Wayne Silby, Esq.

DOB: 07/20/48

(interested Trustee)	Trustee	1976	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He is an officer and director of Silby, Guffey and Co., Inc., a private investment company.	20	Ameritas Acacia Mutual Life Insurance Company Calvert Foundation Grameen Foundation USA
SUSAN walker Bender, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
Daniel K. Hayes DOB: 09/09/50	Officer	1996	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002

Assistant Secretary and Assistant General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

William M. Tartikoff, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
Ronald M. Wolfsheimer, CPA DOB: 07/24/52	Officer	1979	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC  20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates.  Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.  Mr. Rochat is an interested person of the Fund since he is an officer and director of the Fund's advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

SUPPLEMENT TO:

CALVERT SOCIALLY RESPONSIBLE FUNDS

PROSPECTUS

CSIF Balanced Portfolio

CSIF Equity Portfolio

CSIF Enhanced Equity Portfolio

CSIF Bond Portfolio

Calvert Social Index Fund

Calvert Large Cap Growth Fund

Calvert Capital Accumulation Fund

CWVF International Equity Fund

Calvert New Vision Small Cap Fund

Prospectus dated: January 31, 2003 as revised June 30, 2003

Date of Supplement: December 19, 2003

CALVERT INCOME FUND AND SHORT DURATION INCOME FUND

PROSPECTUS

Calvert Income Fund

Calvert Short Duration Income Fund

Prospectus dated: January 31, 2003 as revised September 15, 2003

Date of Supplement: December 19, 2003

CLASS I (INSTITUTIONAL) SHARES PROSPECTUS

Calvert Social Investment Fund Portfolios

Calvert Social Index Fund

Calvert Large Cap Growth Fund

Calvert Capital Accumulation Fund

Calvert World Values International Equity Fund

Calvert New Vision Small Cap Fund

Calvert Income Fund

Calvert Short Duration Income Fund

Prospectus dated: January 31, 2003

Date of Supplement: December 19, 2003

SUPPLEMENT TO PROSPECTUS

Calvert Tax-Free Reserves Limited-Term Portfolio

Calvert Tax-Free Reserves Long-Term Portfolio

Calvert National Municipal Intermediate Fund

Calvert Tax-Free Reserves Vermont Municipal Portfolio

Calvert California Municipal Intermediate Fund

Date of Prospectus: April 30, 2003

Date of Supplement: December 19, 2003

(1)  Please note the following addition to each of the above-referenced Prospectuses:

Redemption Fee

Effective February 1, 2004, the Funds will impose a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within five days for CTFR Limited-Term Portfolio and California Limited-Term Municipal Fund and all Class I shares).  The redemption fee is paid to the Fund, and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not by shareholders already in the Fund.

________________________________________________________________________

(2)  Please note the following addition to Exhibit A in each of the above-referenced Prospectuses (except Class I), which relates to reduced sales charges:

Purchases Made with Redemption Proceeds from Another "Load" Mutual Fund

If you purchase shares of a Fund directly from Calvert, Calvert Distributors, Inc. may waive the front-end sales charge for investors who purchase Class A shares of a Fund with the proceeds from a redemption of a non-Calvert mutual fund on which a sales charge or CDSC was paid if such redemption is made within 60 days of the purchase of a Fund.  At the time the order for the purchase is placed, you must inform Calvert and provide a copy of your prior account statement or confirmation from the other fund showing the redemption transaction.  This provision may be terminated at any time by Calvert Distributors, Inc. or the Funds without notice.

If you purchase shares of a Fund through a broker/dealer, Calvert Distributors, Inc. may waive the front-end sales charge for investors who purchase Class A shares of a Fund with the proceeds from a redemption of a non-Calvert mutual fund on which a sales charge or CDSC was paid if such redemption is made within 60 days of the purchase of a Fund and if the selling broker/dealer has an agreement with Calvert Distributors, Inc. to that effect.  Your broker must inform Calvert at the time the order for the purchase is placed, or within 30 days thereafter, and must be able to provide a copy of your prior account statement or confirmation from the other fund showing the redemption transaction.  This provision may be terminated at any time by Calvert Distributors, Inc. or the Funds without notice.

SUPPLEMENT TO

CALVERT TAX-FREE RESERVES VERMONT MUNICIPAL PORTFOLIO

  PROSPECTUS

Date of Prospectus: April 30, 2003

Date of Supplement: October 30, 2003

Please replace the second paragraph under "Calvert and the Portfolio Management Team" with the following:

Calvert uses a team approach to its management of the Portfolio. Tom Dailey, David Rochat and Emmet Long serve on the management team.  Mr. Dailey has over 10 years of experience as a trader/portfolio manager and has been with Calvert since 1989.   He heads the Municipal, Tax-Exempt and Money Market Division of Calvert's Fixed-Income Department.  Mr. Rochat is a Director and Senior Vice President of Calvert Asset Management Company, Inc.  He is a Trustee/Director and Senior Vice President of Calvert Tax-Free Reserves and has over 20 years' experience in the securities and investment community.  Mr. Rochat joined Calvert in 1981 after establishing and managing the municipal bond department at Donaldson, Lufkin & Jenrette Securities Corporation. Mr. Long has been a portfolio manager/credit analyst with Calvert since 1992.  He has over 17 years' experience researching and managing tax-free securities.

Calvert Municipal Fund, Inc.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

printed on recycled paper using soy-based inks

To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network

(24 hours, 7 days a week)

800-368-2745

Service for Existing Account

Shareholders: 800-368-2745

Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Registered, Certified

or Overnight Mail

Calvert Group

c/o BFDS,

330 West 9th Street

Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Calvert's Family of Funds

Tax-Exempt Money Market Funds

CTFR Money Market Portfolio

Taxable Money Market Funds

First Government Money Market Fund

CSIF Money Market Portfolio

Balanced Fund

CSIF Balanced Portfolio

Municipal Funds

CTFR Limited-Term Portfolio

CTFR Long-Term Portfolio

CTFR Vermont Municipal Portfolio

National Muni. Intermediate Portfolio

California Limited-Term Muni. Portfolio

Taxable Bond Funds

CSIF Bond Portfolio

Income Fund

Short Duration Income Fund

Equity Funds

CSIF Enhanced Equity Portfolio

CSIF Equity Portfolio

Calvert Large Cap Growth Fund

Calvert Social Index Fund

Capital Accumulation Fund

CWV International Equity Fund

New Vision Small Cap Fund


Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees/Directors has determined that M. Charito Kruvant, an "independent" Trustee/Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

Services fees paid to auditing firm:

 Fiscal Year ended 12/31/02

 Fiscal Year ended 12/31/03

 $

 %*

 $

 % *

 (a) Audit Fees

 $20,800

 -

 $26,400

 -

 (b) Audit-Related   Fees

 $     -

 0%

 $     -

   0%

 (c) Tax Fees (tax return preparation and filing for the registrant)

 $3,800

 0%

 $4,400

 0%

 (d) All Other Fees

 $__-____

 0%

 $__-____

 0%

 Total

 $24,600

 0%

 $30,800

    0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to preapprove)

(e)  Audit Committee pre-approval policies and procedures:

The Audit Committee is required to preapprove all services provided to the Registrant, and to the Registrant's Investment
Advisor, and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the
Registrant.    The Registrant's Audit Committee Charter provides that the Committee may delegate its authority to preapprove certain matters to the Audit Committee Chair; however, as of the last day of the reporting period, this authority had not been delegated.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the Registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant:

 Fiscal Year ended 12/31/02

 Fiscal Year ended 12/31/03

 $     -

 0%*

 $ 66,000

 0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to preapprove)

(h) The Registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of
Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5.  Listed Company Audit Committee Standards.

            Not applicable.

Item 6.  [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

            Not applicable.

Item 8.  [Reserved]

Item 9.  Controls and Procedures.

(a)       The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)       There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10.  Exhibits.

(a)       A copy of the registrant's Code of Ethics.

            Attached hereto.

(b)       A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.


            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT MUNICIPAL FUND, INC.

By:       /s/  Barbara Krumsiek

            Barbara Krumsiek

            President -- Principal Executive Officer

Date: March 4, 2004

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/  Barbara Krumsiek

            Barbara Krumsiek

            President -- Principal Executive Officer

Date: March 4, 2004

            /s/  Ronald
Wolfsheimer

             Ronald Wolfsheimer

            Treasurer -- Principal Financial Officer

Date: March 4, 2004